                                                                   Exhibit 99.02

           FIRST AMENDMENT TO CREDIT AGREEMENT, AGENCY ASSIGNMENT AND
                             AMENDMENT TO GUARANTY

      This FIRST AMENDMENT TO CREDIT AGREEMENT, AGENCY ASSIGNMENT AND AMENDMENT TO GUARANTY (this "First Amendment") dated as of March 24, 2004, with an Effective Date determined in accordance with Section 4 below, is entered into by and among Cardinal Health, Inc., an Ohio corporation (the "Company"), the Subsidiary Borrowers party to the Credit Agreement defined below (such Subsidiary Borrowers, collectively with the Company, are referred to as the "Borrowers"), the Lenders party to the Credit Agreement, Bank One, NA, ("Bank One") and Wachovia Bank, National Association, ("Wachovia").

                              STATEMENT OF PURPOSE

      The Borrowers, the Lenders and Bank One, as administrative agent, entered into a Five-Year Credit Agreement dated as of March 27, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Lenders have extended certain credit facilities to the Borrowers. Capitalized terms used in this First Amendment which are not otherwise defined herein have the respective meanings attributed to such terms in the Credit Agreement.

      The Borrowers have requested that the Credit Agreement be amended to substitute Wachovia as Administrative Agent and that certain other related amendments be made.

      The Lenders, Wachovia and Bank One are, on the terms and conditions stated below, willing to grant the requests of the Borrowers.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

      SECTION 1. Assignment of Agency. The parties hereto hereby agree and acknowledge that pursuant hereto, Bank One hereby assigns to Wachovia, and Wachovia hereby assumes, all of the right, title and interest of Bank One, in its capacity as Administrative Agent, in, to and under the Credit Agreement and all other Loan Documents. The parties hereto further agree and acknowledge that
(a) the provisions of this First Amendment shall be deemed to constitute the resignation of Bank One as administrative agent and otherwise to fulfill the requirements for the selection of a successor administrative agent set forth in
Section 10.12 of the Credit Agreement and (b) the execution of this First Amendment shall be deemed to evidence the consent of the Required Lenders and the Company to the substitution of Wachovia as Administrative Agent under the Credit Agreement and the Loan Documents. The parties hereto further agree and acknowledge that, from and after the date hereof, Wachovia shall be, and shall be deemed to be, the Administrative Agent for all purposes under the Credit Agreement and each of the Loan Documents.

      SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

      (a) Article I is hereby amended as follows:

            (i) the definition of "364-Day Credit Agreement" is hereby deleted in its entirety and the following new definition substituted in lieu thereof in proper alphabetical order:

                  " `2004 Five-Year Credit Agreement' means the 2004 Five-Year
            Credit Agreement dated as of March 23, 2004 by and among the Borrowers, the Lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent."

            (ii) the definition of "Administrative Agent" is hereby deleted in its entirety and the following definition substituted in lieu thereof:

                  " `Administrative Agent' means Wachovia Bank, National
            Association in its capacity as contractual representative of the Lenders pursuant to Article X, and not in its individual capacity as a Lender, and any successor Administrative Agent appointed pursuant to Article X."

            (iii) the references to "Bank One" contained in the definition of "Eurocurrency Reference Rate" are hereby deleted and references to "Wachovia" substituted in lieu thereof.

            (iv) the references to "Chicago" contained in the definition of "Business Day" are hereby deleted in their entirety and references to "Charlotte, North Carolina" substituted in lieu thereof.

            (v) the following new definition is hereby added to Article I in proper alphabetical order:

                  " `Existing Facility LCs' means the collective reference to the following Letters of Credit issued by Bank One:

 Issuance     Issuance                                                  Expiration
   Date        Number          Amount              Beneficiary             Date
----------    ---------    --------------     ---------------------     -----------
6/19/2003     SLT751301    $   132,000.00     Travelers Ins. Co.         7/31/2004
6/11/2003     SLT751289    $   399,322.92     BT Wayne, LLC              10/16/2004
6/11/2003     SLT751287    $   346,258.00     National Union Fire        7/1/2004
                                              Ins. Co.
6/11/2003     SLT751286    $ 4,796,500.00     Royal Indemnity Co.        6/30/2004
6/11/2003     SLT751290    $15,340,793.00     Lumberman's Mutual         9/7/2004
                                              Casualty Ins.
6/11/2003     SLT751288    $ 2,593,000.00     Lumberman's Mutual         9/7/2004
                                              Casualty Ins.

7/30/2003     SLT751352    $10,500,000.00     United States              6/30/2004
                                              Fidelity and Guaranty
                                              Co.
9/23/2003     SLT332698    $    64,139.58     Logan Township             9/15/2004
9/26/2003     SLT751631    $    22,980.00     Anne Arundel Co.           9/22/2004
9/26/2003     SLT751630    $   522,253.50     Anne Arundel Co.           9/22/2004
11/4/2003     SLT751659    $ 2,088,547.19     Logan Township             6/30/2004
11/25/2003    SLT751482    $    45,269.00     Anne Arundel County        11/24/2004
11/25/2003    SLT751481    $    22,635.00     Anne Arundel County        11/24/2004

            (vi) the following new definition is hereby added to Article I in proper alphabetical order:

                  " `Fitch' means Fitch, Inc."

            (vii) the definition of "LC Issuer" is hereby deleted in its entirety and the following definition is hereby substituted in lieu thereof:

                  " `LC Issuer' means (a) Wachovia (or any Subsidiary or
            affiliate of Wachovia designated by Wachovia) in its capacity as issuer of Facility LCs hereunder and (b) Bank One in its capacity as issuer of the Existing Facility LCs."

            (viii) the definition of "Lead Arranger" is hereby deleted in its entirety and the following new definition is substituted in lieu thereof in alphabetical order:

                  " `Lead Arrangers' means Wachovia Capital Markets, LLC and
            Banc One Capital Markets, Inc., and their respective successors and assigns."

            (ix) the definition of Loan Documents is hereby amended by inserting the phrase "(but excluding Rate Hedge Agreements)" immediately prior to the period at the end of such definition.

            (x) the definition of "Prime Rate" is hereby amended by deleting the phrase "Bank One or its parent" and substituting "Wachovia" in lieu thereof.

            (xi) the definition of "Syndication Agents" is hereby deleted in its entirety and the following definition substituted in lieu thereof:

                  " `Syndication Agents' means Bank of America, N.A., and Bank
            One, NA"

            (xii) the following new definition is hereby added in alphabetical order:

                  " `Wachovia' means Wachovia Bank, National Association."

            (xiii) the definition of "Commitment" is hereby amended by deleting the words "a Borrower" in approximately the third (3rd) line thereof and substituting in lieu thereof the following words, "one or more Borrowers".

            (xiv) The definition of "Financial Contract" is hereby deleted in its entirety.

      (b) Section 2.10 is hereby amended by deleting the following words from the third (3rd) line of such section ", in Chicago, Illinois".

      (c) Section 2.16 is hereby amended by deleting the words "Interest, facility fees" in approximately the sixteenth (16th) line thereof and substituting the following words, "Facility fees, utilization fees and interest on Eurocurrency Advances" in lieu thereof.

      (d) Section 2.20.1 is hereby amended by inserting the following sentence at the end of such subsection:

      "The Existing Facility LCs shall be deemed to be Facility LCs issued and outstanding under this Agreement; provided, however, that such Existing Facility LCs shall be replaced by Facility LCs issued by Wachovia, as the LC Issuer, upon the expiration and/or maturity thereof and shall not be otherwise extended, renewed or modified."

      (e) Section 2.20.11 is hereby amended by deleting the reference to "Bank One" in approximately the fourteenth (14th) line of such section and substituting "Wachovia" in lieu thereof.

      (f) Section 4.2(iv) is hereby amended by inserting the phrase ", each Conversion/Continuation Notice" immediately following the word "Notice" in the first (1st) line of such section.

      (g) Section 5.8 is hereby amended by adding the following new item "(d)" immediately following the words "and take such other action reasonably requested by Administrative Agent" in approximately the twenty-first (21st) line thereof:

      "and (d) all applicable Lenders are able (i) under their respective internal policies and guidelines with respect to (A) lending to borrowers located in certain foreign jurisdictions and (B) lending in certain foreign currencies and (ii) under all constitutions, laws, statutes, ordinances, rules, treaties, regulations, orders of courts or governmental authorities, to lend to such new Subsidiary Borrower."

      (h) Section 6.10 is hereby amended by inserting the following new item "(v)" at the end of such section:

            "(v) Sales of Rate Hedging Agreements."

      (i) Section 6.11 is hereby amended by adding inserting the following new item "(v)" at the end of such section:

            "(v) Investments in Rate Hedging Agreements."

      (j) Section 7.5 is hereby amended by deleting the reference to "364-Day Credit Agreement" in approximately the fourth (4th) line thereof and substituting "2004 Five-Year Credit Agreement" in lieu thereof.

      (k) Section 8.3 is hereby amended by deleting the phrase "until the Obligations have been paid in full" in the last sentence of such section and substituting the phrase "until the later of (a) the Facility Termination Date and (b) the date on which the Obligations have been paid in full" in lieu thereof.

      (l) Section 10.1 is hereby amended by deleting the reference to "Bank One, NA", in the first line of such section and substituting "Wachovia" in lieu thereof.

      (m) Section 10.8 is hereby amended by inserting the phrase "and the Commitments" immediately preceding the "." at the end of such section.

      (n) Section 12.3.1 is hereby amended by deleting the following sentence in approximately the eleventh (11th) line of such section:

            "The Administrative Agent shall give written notice to each Lender of any assignment becoming effective to an assignor other than a Lender or an Affiliate thereof."

      (o) All references in the Credit Agreement to "Lead Arranger" are hereby deleted and the words "Co-Lead Arrangers" substituted in lieu thereof.

      (p) Schedules 3 and 4 to the Credit Agreement are deleted in their entirety and the Schedules attached hereto as Annex 1 substituted in lieu thereof.

      (q) Exhibit B to the Credit Agreement is deleted in its entirety and Exhibit B attached hereto as Annex 2 is substituted in lieu thereof.

      (r) The addressee in Exhibit D is hereby amended by deleting the reference to "Bank One, NA" and substituting "Wachovia Bank, National Association" in lieu thereof.

      (s) The Pricing Schedule to the Credit Agreement is hereby deleted in its entirety and the Pricing Schedule attached hereto as Annex 3 is substituted in lieu thereof.

      SECTION 3. Change of Notice Address of Administrative Agent; Amendment of Guaranty.

      (a) Pursuant to Article XIII of the Credit Agreement, the parties hereto acknowledge and agree that the notice address for the Administrative Agent is as follows:

                     Wachovia Bank, National Association
                     Charlotte Plaza, CP-8
                     201 South College Street
                     Charlotte, North Carolina 28288-0680

                     Attention: Syndication Agency Services
                     Telephone No.: (704) 374-2698
                     Facsimile No.: (704) 383-0288

      (b) The parties hereto acknowledge and agree that (i) "Agent" (as such term is defined in the Guaranty) means Wachovia Bank, National Association, and
(ii) the notice address contained on the signature page to the Guaranty is hereby amended to reflect the same address as set forth in Section 3(a) above.

      (c) The Guaranty is hereby amended by deleting the text of section 6 in its entirety and substituting in lieu thereof the following new text:

      "The Guarantor hereby covenants and agrees that until the later of (a) irrevocable payment in full of the principal and accrued interest on all of the Loans and the payment and performance of all other Obligations of the Borrowers and (b) the Facility Termination Date (as defined in the Credit Agreement) under the Credit Agreement, it shall observe and perform each of its agreements and covenants set forth in the Credit Agreement and this Guaranty."

      SECTION 4. Conditions of Effectiveness. This First Amendment shall be deemed to have an effective date (the "Effective Date") upon receipt by Wachovia of the following, in form and substance satisfactory to Wachovia:

            (a) counterparts of this First Amendment duly executed by each Borrower, each Guarantor and the Required Lenders;

            (b) a certificate of the secretary or assistant secretary (or equivalent officer) of each Borrower certifying that the articles of incorporation (or equivalent organizational document) and the bylaws (or equivalent governing document) of such Borrower delivered to the administrative agent on March 27, 2003, have not been amended or otherwise modified since such date; and

            (c) payment in full by the Borrowers to Wachovia on the Effective Date of all costs and expenses of Wachovia in connection with the preparation, execution, delivery and administration of this First Amendment (including, without limitation, all fees and expenses of Kennedy Covington Lobdell & Hickman, L.L.P., as legal counsel to Wachovia).

      SECTION 5. Representations, Warranties and Covenants of the Borrowers and the Guarantor. Each Borrower and the Guarantor represents and warrants as follows:

            (a) The execution, delivery and performance by each Borrower and the Guarantor of this First Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, are within such Borrower's or the Guarantor's, as the case may be, corporate, partnership, or limited liability company, as applicable, powers, have been duly authorized by all necessary corporate, partnership, or limited liability company, as applicable, action and do not contravene (i) such Borrower's or the Guarantor's, as the case may be, certificate of limited partnership, partnership agreement, articles of organization, and operating agreement, charter or by-laws, as the case may be, (ii) law or any contractual restriction binding on or affecting such Borrower or the Guarantor.

            (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any Borrower or the Guarantor of this First Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

            (c) This First Amendment and each of the other Loan Documents, as amended hereby, to which any Borrower or the Guarantor is a party, constitute valid and binding obligations of such Borrower (or the Guarantor, as applicable) enforceable against such Borrower (or the Guarantor, as applicable) in accordance with their respective terms.

            (d) The representations and warranties made by the Borrowers in the Credit Agreement are true and correct on the Effective Date, except for any representation and warranty made as of an earlier date, which representation and warranty made as of such earlier date shall remain true and correct as of such earlier date.

      SECTION 6. Reference to and Effect on the Loan Documents.

            (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

            (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      SECTION 7. Acknowledgement by Guarantor. By its execution hereof, the Guarantor hereby expressly (a) consents to the modifications and amendments set forth in this First Amendment, (b) reaffirms all of its covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

      SECTION 8. Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 9. Governing Law. This First Amendment shall be governed by, construed and enforced in accordance with the internal laws (including, without limitation, 735 ILCS Section 105/5-1 et seq, but otherwise without regard to the conflict of laws provisions) of the State of Illinois, but giving effect to federal laws applicable to national banks.

      SECTION 10. Amendments. No change, addition to, amendment or modification of the terms of this First Amendment shall be effective unless reduced to writing and executed by all the parties hereto.

      SECTION 11. Entire Agreement. This First Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

      SECTION 12. Successors and Assigns. This First Amendment shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.

      SECTION 13. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this First Amendment.

      SECTION 14. Fax Transmission. A facsimile, telecopy or other reproduction of this First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  CARDINAL HEALTH, INC., as Borrower and
                                  Guarantor

                                  By: /s/ Richard J. Miller
                                      -----------------------------------------
                                      Name: Richard J. Miller
                                      Title: Executive Vice President and Chief
                                             Financial Officer

                                  By: /s/ Donna Brandin
                                      -----------------------------------------
                                      Name: Donna Brandin
                                      Title: Senior Vice President and Treasurer

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                  as successor Administrative Agent, and Lender

                                  By: /s/ Glenn F. Edwards
                                      ------------------------
                                      Name: Glenn F. Edwards
                                      Title: Managing Director

                                  BANK ONE, NA, as resigning Administrative
                                  Agent, Syndication Agent and Lender.

                                  By: /s/ Michael R. Zaksheske
                                      ---------------------------
                                      Name: Michael R. Zaksheske
                                      Title: Director

                                  BANK OF AMERICA, N.A., as Syndication Agent and Lender

                                  By: /s/ James W. Ford
                                      ------------------------
                                      Name: James W. Ford
                                      Title: Managing Director

                                  CREDIT SUISSE FIRST BOSTON, acting Through its Cayman Islands Branch, as Documentation Agent and Lender

                                  By: /s/ Paul L. Colon
                                      ------------------------
                                      Name: Paul L. Colon
                                      Title: Director

                                  By: /s/ Jennifer A. Pieza
                                      ------------------------
                                      Name: Jennifer A. Pieza
                                      Title: Associate

                                  BARCLAY'S BANK PLC, as Documentation
                                  Agent and Lender

                                  By: /s/ L. Peter Yetman
                                      ----------------------
                                      Name: L. Peter Yetman
                                      Title: Director

                                  DEUTSCHE BANK SECURITIES INC.
                                  as Documentation Agent

                                  DEUTSCHE BANK AG -  NEW YORK BRANCH, and
                                  Lender

                                  By: /s/ Thomas A. Foley
                                      ----------------------
                                      Name: Thomas A. Foley
                                      Title: Director

                                  By: /s/ Patrick Dutilly
                                      -----------------------
                                      Name: Patrick Dutilly
                                      Title: Vice President

                                  UBS AG CAYMAN ISLANDS BRANCH, as Lender

                                  By: /s/ Wilfred V. Saint
                                      -----------------------------------------
                                      Name: Wilfred V. Saint
                                      Title: Director, Banking Products
                                             Services, US

                                  By: /s/ Joselin Fernandes
                                      -----------------------------------------
                                      Name: Joselin Fernandes
                                      Title: Associate Director Banking Products
                                             Services, US

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                  CHICAGO BRANCH, as Lender

                                  By: /s/ Shinichiro Munechika
                                      -----------------------------------------
                                      Name: Shinichiro Munechika
                                      Title: Deputy General Manager

                                  FLEET NATIONAL BANK, as Lender

                                  By: /s/ Philip Davi
                                      ------------------
                                      Name: Philip Davi
                                      Title: SVP

                                  THE BANK OF NOVA SCOTIA, as Lender

                                  By: /s/ M.D. Smith
                                      ------------------------
                                      Name: M.D. Smith
                                      Title: Agent Operations

                                  SUNTRUST BANK, as Lender

                                  By: /s/ John W. Teasley
                                      ----------------------
                                      Name: John W. Teasley
                                      Title: Director

                                  PNC BANK, NATIONAL ASSOCIATION, as Lender

                                  By: /s/ Jeffrey L. Stein
                                      -----------------------------------------
                                      Name: Jeffrey L. Stein
                                      Title: Vice President

                                  NATIONAL CITY BANK, as Lender

                                  By: /s/ Thomas E. Redmond
                                      -----------------------------------------
                                      Name: Thomas E. Redmond
                                      Title: Senior Vice President

                                  BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
                                  as Lender

                                  By: /s/ Anne-Maureen Sarfati
                                      ---------------------------------
                                      Name: Anne-Maureen Sarfati
                                      Title: Vice President,
                                             Global Corporate Banking

                                  By: /s/ Hector O. Villegas
                                      ---------------------------------
                                      Name: Hector O. Villegas
                                      Title: Vice President,
                                             Global Corporate Banking

                                  BANCA INTESA S.P.A., as Lender

                                  By: /s/ F. Maffei
                                      -----------------------------
                                      Name: F. Maffei
                                      Title: VP

                                  By: /s/ Anthony F. Giobbi
                                      -----------------------------
                                      Name: Anthony F. Giobbi
                                      Title: First Vice President

                                  THE BANK OF NEW YORK, as Lender

                                  By: /s/ Patrick Vatel
                                      ------------------------------
                                      Name: Patrick Vatel
                                      Title: Vice President

                                  ABN AMRO BANK N.V., as Lender

                                  By: /s/ Rae Etherington
                                      ------------------------------
                                      Name: Rae Etherington
                                      Title: Executive Director

                                  By: /s/ Neil Stein
                                      ------------------------------
                                      Name: Neil Stein
                                      Title: Director

                                  FIFTH THIRD BANK (CENTRAL OHIO), as
                                  Lender

                                  By: /s/ Christopher D. Jones
                                      -----------------------------
                                      Name: Christopher D. Jones
                                      Title: Vice President

                                  U.S. BANK NATIONAL ASSOCIATION, as Lender

                                  By: /s/ J Todd Price
                                      ----------------------------
                                      Name: J Todd Price
                                      Title: Vice President

                                  ALLIED IRISH BANKS, p.l.c., as Lender

                                  By: /s/ Michael Doyle
                                      --------------------------------
                                      Name: Michael Doyle
                                      Title: Senior Vice President

                                  CREDIT LYONNAIS-S.A., as Lender

                                  By: /s/ Marie Cecile JACQUET
                                      --------------------------------
                                      Name: Marie Cecile JACQUET
                                      Title: Directeur Commercial

                                     Annex 1

                    Replacement Schedules to Credit Agreement

                                   SCHEDULE 3
                    EUROCURRENCY PAYMENT OFFICES OF THE AGENT

       Currency                Eurocurrency Payment Office
       --------                ---------------------------
Dollars                      Wachovia Bank, National Bank
                             Charlotte, North Carolina

British Pounds Sterling      Wachovia Bank, National Association
                             London Branch

Euros                        Wachovia Bank, National Association
                             London Branch

                                   SCHEDULE 4
                              LENDING INSTALLATIONS

           Lender                               Floating Rate Loans                   Eurocurrency Loans (list all)
           ------                               -------------------                   -----------------------------
Wachovia Bank, National Association        Wachovia Bank, National Association     Wachovia Bank, National Association

                                                                                   Wachovia Bank, National Association,
                                                                                   London Branch (for Multicurrency
                                                                                   Loans in its capacity as
                                                                                   Administrative Agent)

Bank One, NA                               Bank One, NA, Chicago, Illinois         Bank One, NA, Chicago, Illinois

                                                                                   Bank One, NA, London Branch
                                                                                   (for Multicurrency Loans)

Bank of America, N.A.                      Bank of America, N.A.                   Bank of America, N.A.

Deutsche Bank AG, New York Branch          Deutsche Bank AG, New York Branch       Deutsche Bank AG, New York Branch

Barclays Bank PLC                          Barclays Bank PLC                       Barclays Bank PLC

Credit Suisse First Boston, acting         Credit Suisse First Boston, acting      Credit Suisse First Boston, acting
through its Cayman Islands Branch          through its Cayman Islands Branch       through its Cayman Islands Branch

UBS Loan Finance LLC                       UBS Loan Finance LLC                    UBS Loan Finance LLC

The Bank of Tokyo-Mitsubishi, LTD.,        The Bank of Tokyo-Mitsubishi, LTD.,     The Bank of Tokyo-Mitsubishi, LTD.,
Chicago Branch                             Chicago Branch                          Chicago Branch

Fleet National Bank                        Fleet National Bank                     Fleet National Bank

The Bank of Nova Scotia                    The Bank of Nova Scotia                 The Bank of Nova Scotia

SunTrust Bank                              SunTrust Bank                           SunTrust Bank

PNC Bank, National Association             PNC Bank, National Association          PNC Bank, National Association

National City Bank                         National City Bank                      National City Bank

Banco Bilbao Vizcaya Argentaria S.A.       Banco Bilbao Vizcaya Argentaria S.A.    Banco Bilbao Vizcaya Argentaria S.A.

Banca Intesa S.P.A.                        Banca Intesa S.P.A.                     Banca Intesa S.P.A.

The Bank of New York                       The Bank of New York                    The Bank of New York

ABN AMRO Bank N.V.                         ABN AMRO Bank N.V.                      ABN AMRO Bank N.V.

Fifth Third Bank (Central Ohio)            Fifth Third Bank (Central Ohio)         Fifth Third Bank (Central Ohio)

U.S. Bank National Association             U.S. Bank National Association          U.S. Bank National Association

Allied Irish Banks p.l.c.                  Allied Irish Banks p.l.c.               Allied Irish Banks p.l.c.

Credit Lyonnais-S.A.                       Credit Lyonnais-S.A.                    Credit Lyonnais-S.A.

                                     Annex 2

                                    Exhibit B

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

                                          Date:_______________________________

Wachovia Bank, National Association
Charlotte Plaza, CP-8
201 South College Street
Charlotte, North Carolina 28288-0680
Attention: Syndication Agency Services

Dear __________:

      This notice serves to confirm that, to the best of my knowledge, Cardinal Health, Inc. (the "Company") has observed or performed in all material respects all of the covenants, conditions and agreements contained in the Five-Year Credit Agreement dated as of March 27, 2003 (as amended, restated, supplemented or otherwise modified) among the Company, certain subsidiaries of the Company named therein, Wachovia Bank, National Association, as Administrative Agent (as successor Administrative Agent to Bank One, NA) and LC Issuer, and the lenders named therein.

      As of the date hereof, no Default or Unmatured Default has occurred and is continuing.

      Detailed calculations are attached.

      In addition, please find enclosed a copy of our most recent financial statements as filed with the Securities and Exchange Commission.

                                  Sincerely,

                                  ------------------------------------------
                                  [Chief Financial Officer/Controller/Treasurer]

Section 6.16, Minimum Net Worth.

      [INSERT CALCULATION]

                                     Annex 3

                                Pricing Schedule

                                PRICING SCHEDULE

The Applicable Margin shall be as determined by the matrix below:

                                       LEVEL I         LEVEL II*   LEVEL III       LEVEL IV        LEVEL V
                                                                                                 < OR = BBB,
                                   > OR = A+, A1 AND  A, A2, AND   A-, A3 AND   BBB+, Baa1 AND    Baa2 AND
    REFERENCE RATING                      A+              A            A-            BBB+            BBB
------------------------------     -----------------  ----------   ----------   --------------   -----------

Facility Fee                              7.0            8.0           9.0           12.5           15.0
Eurocurrency Applicable Margin           18.0           22.0          31.0           37.5           47.5
and Letter of Credit Applicable
Fee Rate
First Drawn Cost                         25.0           30.0          40.0           50.0           62.5
Utilization fee > 50%                    10.0           10.0          10.0           12.5           12.5
Fully Drawn Cost                         35.0           40.0          50.0           62.5           75.0

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

"Level I Status" exists at any date if, on such date, the Company's Moody's Rating is Al or better, the Company's S&P Rating is A+ or better and the Company's Fitch Rating is A+ or better.

"Level II Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status and (ii) the Company's Moody's Rating is A2 or better, the Company's S&P Rating is A or better, and the Company's Fitch Rating is A or better.

"Level III Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status or Level II Status and (ii) the Company's Moody's Rating is A3 or better, the Company's S&P Rating is A- or better, and the Company's Fitch Rating is A- or better.

"Level IV Status" exists at any date if, on such date, (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Company's Moody's Rating is Baal or better, the Company's S&P rating is BBB+ or better, and the Company's Fitch Rating is BBB+ or better.

"Level V Status" exists at any date if, on such date, the Company has not qualified for Level I Status, Level II Status, Level III Status, or Level IV Status.

The Applicable Margin shall be determined in accordance with the foregoing table based on the Company's Status as determined from its then-current Moody's, S&P and Fitch Ratings. The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date. If at any time the Company has no Moody's Rating, no S&P Rating and no Fitch Rating, Level V Status shall exist.

In the event that a split occurs between the three (3) ratings, then the following shall apply:

      (a) if two (2) of the three (3) ratings established by or deemed to have been established by S&P, Moody's or Fitch fall within the same Level, but one
(1) rating falls within a different Level, the Applicable Margin shall be based upon the two (2) ratings that fall within the same Level; and

      (b) if all three (3) ratings established by or deemed to have been established by S&P, Moody's or Fitch each fall within a different Level, the Applicable Margin shall be based upon the middle rating of the three (3).

"Moody's Rating" means, at any time, the rating issued by Moody's and then in effect with respect to the Company's senior unsecured long-term debt securities without third-party credit enhancement.

"S&P Rating" means, at any time, the rating issued by S&P, and then in effect with respect to the Company's senior unsecured long-term debt securities without third-party credit enhancement.

"Fitch Rating" means, at any time, the rating issued by Fitch and then in effect with respect to the Company's senior unsecured long-term debt securities without third-party credit enhancement.

"Status" means Level I Status, Level II Status, Level III Status, Level IV Status, or Level V Status.